SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 18, 2003

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard

Austell, Georgia 30106-3227

(Address of Principal Executive Offices)

(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.

On September 18, 2003, Caraustar Industries, Inc., made a presentation at the UBS Global Paper & Forest Products Conference held in New York City. Copies of the slides from this presentation are attached hereto as Exhibit 99.1 and incorporated by reference herein. The information being furnished in this report (including Exhibit 99.1) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2003

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	Exhibit No.
Slides from September 18, 2003 presentation at the UBS Global Paper & Forest Products Conference	99.1

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